Cash and cash equivalents	12 Months Ended
Dec. 31, 2023
Cash and cash equivalents.
Cash and cash equivalents
8. Cash and cash equivalents

a.     Composition

The balance of this account comprises the following amounts:

	December 31, 2023	December 31, 2022
Cash	2	7
Bank account	3,407	6,546
Financial investments (i)	92,455	39,212
	95,864	45,765

(i)

The Company invests in short-term fixed income investment funds with daily liquidity and no material risk of change in value. Financial investments presented an average gross yield of 104% of the annual CDI rate on December 31, 2023 (103% on December 31, 2022). All investments are highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value and correspond to the cash obligations for the period.